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PROSPECTUS SUPPLEMENT DATED JANUARY 23, 2009

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS A, B, C, Y AND INVESTOR CLASS SHARES OF THE FUND LISTED
BELOW:

AIM GLOBAL HEALTH CARE FUND

The following information replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGER" of the prospectus:

"The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

     - Derek Taner (lead manager), Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with Invesco Aim and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc. As the lead manager, Mr. Taner generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Taner may perform these functions, and the nature of these functions, may change from time to time.

     - Dean Dillard, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Aim and/or its affiliates since 2000.

     More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

     The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage."